Exhibit 99.191

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

IN RE:	)	DEBTOR IN POSSESSION INTERIM STATEMENT
SNTL Holdings Corporation	)
(formerly Business Insurance Group, Inc.))		STATEMENT NO. 25
	)	FOR THE PERIOD FROM: 01-Apr-02
DEBTOR	)	TO: 30-Apr-02
)
CHAPTER 11 CASE NO. SV00-14101-GM	)

		DIP General Account	DIP Accounts Payable Account	DIP WCMA/MLIF Account	Pre-Petition Concentration Acct (1)	Pre-Petition Money Market Account	Pre-Petition Investment Acct (1)	Pre-Petition Investment Acct (2)
			CLOSED 7/31/00		CLOSED 5/11/00	CLOSED 5/18/00	CLOSED 5/31/00	CLOSED 5/31/00
CASH ACTIVITY ANALYSIS
A.	Total Receipts Per All Prior Interim Statements	$690,073.06	$0.00	$6,402,466.18	$544,242.11	$105,830.95	$0.36	$0.97
B.	Less: Total Disbursements Per All Prior Interim Statements	$680,906.45	$0.00	$6,397,954.81	$544,242.11	$105,830.95	$0.36	$0.97
C.	Beginning Balance	$9,166.61	$0.00	$4,511.37	$0.00	$0.00	$0.00	$0.00
D.	Receipts During Current Period Per Attached Schedule	$0.00	$0.00	$300,314.24	$0.00	$0.00	$0.00	$0.00
E.	Balance Available	$9,166.61	$0.00	$304,825.61	$0.00	$0.00	$0.00	$0.00
F.	Less: Disbursements During Period Per Attached Schedule	$7,485.17	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G.	Ending Balance	$1,681.44	$0.00	$304,825.61	$0.00	$0.00	$0.00	$0.00
H.	ACCOUNT INFORMATION
	(1).	DIP General Account
		(a)	Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b)	Account Number	15819-20485
	(2).	DIP Accounts Payable Account
		(a)	Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b)	Account Number	15816-20491	CLOSED 7/31/00
	(3).	DIP WCMA/MLIF Account
		(a)	Name and Location of Bank	Merril Lynch, 10 West Second Street, #400, Dayton, OH 45402
		(b)	Account Number	77M07W61
	(4).	Pre-Petition Concentration Account
		(a)	Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
		(b)	Account Number	14176-00505	CLOSED 5/11/00
	(5).	Pre-Petition Money Market Account
		(a)	Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
		(b)	Account Number	14179-03328	CLOSED 5/18/00
	(6).	Pre-Petition Investment Account (1)
		(a)	Name and Location of Bank	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
		(b)	Account Number	046705	CLOSED 5/31/00
	(7).	Pre-Petition Investment Account (2)
		(a)	Name and Location of Bank	Bank of New York, 700 S. Flower Street, 2nd Floor, Los Angeles, CA 90017
		(b)	Account Number	046706	CLOSED 5/31/00
I.	Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:	05/23/2002	Signed:	/s/ ALEX CORBETT

OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

IN RE:	)	DEBTOR IN POSSESSION INTERIM STATEMENT
SNTL Holdings Corporation	)
(formerly Business Insurance Group, Inc.))		STATEMENT NO. 25
	)	FOR THE PERIOD FROM: 01-Apr-02
DEBTOR	)	TO: 30-Apr-02
)
CHAPTER 11 CASE NO. SV00-14101-GM	)

		Pre-Petition Concentration Acct (2)	Pre-Petition Accounts Payable Account	Pre-Petition Payroll Account	NOT APPLICABLE	NOT APPLICABLE	NOT APPLICABLE
		CLOSED 5/10/00	CLOSED 5/15/00	CLOSED 5/12/00
CASH ACTIVITY ANALYSIS
A.	Total Receipts Per All Prior Interim Statements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
B.	Less: Total Disbursements Per All Prior Interim Statements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
C.	Beginning Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
D.	Receipts During Current Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
E.	Balance Available	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
F.	Less: Disbursements During Period Per Attached Schedule	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
G.	Ending Balance	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
H.	ACCOUNT INFORMATION
	(1).	Pre-Petition Concentration Account
		(a)	Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b)	Account Number	14999-02337	CLOSED 5/10/00
	(2).	Pre-Petition Accounts Payable Account
		(a)	Name and Location of Bank	Bank of America, 345 Montgomery Street, LL1, San Francisco, CA 94104
		(b)	Account Number	77651-00780	CLOSED 5/15/00
	(3).	Pre-Petition Payroll Account
		(a)	Name and Location of Bank	Bank of America, 2049 Century Park East, 2nd Floor, Los Angeles, CA 90067
		(b)	Account Number	12336-23733	CLOSED 5/12/00
	(4).	NOT APPLICABLE
		(a)	Name and Location of Bank
		(b)	Account Number
	(5).	NOT APPLICABLE
		(a)	Name and Location of Bank
		(b)	Account Number
	(6).	NOT APPLICABLE
		(a)	Name and Location of Bank
		(b)	Account Number
I.	Other Monies On Hand: None

I,                                                  , declare under penalty that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:	Signed: